EXHIBIT 10.2


                               WORKOUT AGREEMENT

         THIS WORKOUT AGREEMENT, dated September ____, 1996, among The Provident Bank ("Bank"), and Quality Products, Inc., a Delaware corporation ("Parent"), American Liberty Mining Corp., a Nevada corporation ("American Liberty"), Quality Toys, Inc., a Nevada corporation ("Quality Toys"), QPI Multipress Inc., an Ohio corporation ("Multipress") and Technical Metals Company, a Michigan corporation ("Technical Metals"), (collectively referred to herein as "Borrowers").

                                   WITNESSETH:

         WHEREAS, Bank, Borrowers and Q.P.I. Consumer Products Corporation ("Consumer Products") entered into a Loan and Security Agreement dated April 26, 1994, which agreement was amended by a First Amendment to Loan and Security Agreement dated March 3, 1995 and by a Second Amendment to Loan and Security Agreement dated March 15, 1995 (collectively referred to herein as the "Loan Agreement"); and

         WHEREAS, Consumer Products filed a bankruptcy petition commencing a Chapter 11 case pending in the Bankruptcy Court for the Middle District of Florida, Tampa Division ("Bankruptcy Court"), known as In Re Q.P.I. Consumer Products Corp., Case No. 95-8633-8C1 ("Bankruptcy Case") which filing constitutes a default under the Loan Agreement; and

         WHEREAS, on December 15, 1995, Bank and Borrowers entered into an Agreement ("December Agreement") modifying the terms of the Loan Agreement with respect to the Borrowers during the pendency of the Bankruptcy Case; and


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                                      -2-

         WHEREAS, the Borrowers are in default under the terms of the Loan Agreement and the December Agreement; and

         WHEREAS, Technical Metals has ceased operations and liquidated its assets in an orderly manner pursuant to an agreement by and among Technical
Metals, National Steel Corporation and Bank, which governs the manner of liquidation of its assets; and

         WHEREAS, Parent, Multipress, Quality Toys and American Liberty have requested certain concessions from Bank in order to allow them an opportunity to restructure or reorganize without the necessity of a bankruptcy filing; and

         WHEREAS, Bank is willing to modify the terms of the Loan Agreement and the December Agreement as set forth herein;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree as follows:

         1. Definitions. Capitalized terms not assigned definitions herein shall have the meaning ascribed to them in the Loan Agreement, as modified by the December Agreement. In addition, all terms defined in the Uniform Commercial Code as adopted in Ohio shall have the meanings given therein unless otherwise defined herein.

         2. Obligations. For purposes of this Agreement, the term "Obligations" shall mean, without limitation, all Loans (as defined in the December Agreement) and all other debts, obligations, or liabilities of every kind and description of all Borrowers to Bank, whether owed directly to Bank or assigned by Parent to Bank, including Borrowers' obligations under this Workout Agreement, the Loan Agreement and the December Agreement, including but not limited to the


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                                      -3-

guaranty of the Consumer Products Obligations contained therein, now due or to become due, direct or indirect, absolute or contingent, presently existing or hereafter arising, joint or several, secured or unsecured, whether for payment or performance, regardless of how the same arise or by what instrument, agreement or book account they may be evidenced, or whether evidenced by any instrument, agreement or book account, including, without limitation, all loans (including any loan by renewal or extension), all overdrafts, all guarantees, all bankers acceptances, all agreements, all letters of credit issued by Bank for Borrowers and the applications relating thereto, all indebtedness of Borrowers to Bank, all undertakings to take or refrain from taking any action and all indebtedness, liabilities and obligations owing from Borrowers to others, including Parent, which Bank has obtained or may obtain by purchase, negotiation, discount, assignment or otherwise. Obligations shall also include all interest and other charges chargeable to the Borrowers or due from the Borrowers to the Bank from time to time and all costs and expenses referred to in the December Agreement and herein.

         3.       Interest and Fees.

                  3.1 As of the date of this Agreement, all of Borrowers' Obligations to Bank shall bear interest at a rate equal to the Prime Rate plus three percent (3%) per annum, computed on the basis of a year of 360 days for the actual number of days elapsed until repaid. On the first day of each month commencing on October 1, 1996, Borrowers shall pay to Bank monthly interest payments in the amount of the Prime Rate plus one percent (1%) on the outstanding balance of the Obligations. Interest accrued but not paid pursuant to this Section ("Deferred Interest") shall be deferred until October 31, 1996. If no Acceleration Event has occurred and all Obligations to Bank


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                                     - 4 -

have been paid in full by October 31, 1996, the Deferred Interest shall be waived by Bank. Upon the occurrence of an Acceleration Event or upon October 31, 1996, whichever occurs first, interest shall accrue at a rate of four (4) percentage points greater than the stated rate. "Prime Rate" as used herein is that annual percentage rate of interest which is established by Bank from time to time as its prime rate, whether or not such rate is publicly announced, and which provides a base to which loan rates may be referenced; it is not necessarily the lowest lending rate of Bank.

                  3.2 Monthly service charges payable under Section 13 of the December Agreement and Section 12 of this Agreement and accruing after the date of this Agreement shall be deferred until October 31, 1996. If no Acceleration Event has occurred and all Obligations to Bank have been paid in full on or before October 31, 1996, the deferred service charges shall be waived by Bank.

         4. Forbearance. Bank agrees to forbear from demanding full payment of all Obligations due from Borrowers until October 31, 1996 ("Forbearance Period"), provided that (a) Technical Metals continues to comply with the terms of the Forbearance and Collateral Liquidation Agreement among Technical Metals, Bank and National Steel Corporation ("Technical Metals Agreement"), (b) Borrowers diligently pursue financing or other sources of capital to allow Borrowers to pay all Obligations to Bank in full and (c) an Acceleration Event has not occurred. Notwithstanding anything contained herein to the contrary, all Obligations of Borrowers to Bank shall be due and payable no later than October 31, 1996.

         5.       Outstanding Loans and Short Term Advance.

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                                     - 5 -

                  5.1 The parties acknowledge that as of the date of this Agreement Borrowers are indebted to Bank under the Loan Agreement and the December Agreement in the amount of $1,427,032.68, and that none of Borrowers' Obligations are subject to any defenses, offsets, or counterclaims as to Bank or Parent. Bank shall have no obligation to make any loans or advances to Borrowers during the Forbearance Period. All proceeds of the liquidation of Technical Metals and Consumer Products net of expenses approved by Bank and all amounts approved and ordered paid by the Bankruptcy Court ("Liquidation Proceeds") shall be applied to the Obligations in permanent reduction of those Obligations. Bank shall have no obligation to readvance the Liquidation Proceeds to any Borrower. Proceeds from the collection of Borrowers' assets other than the Liquidation Proceeds shall be held by Bank in a cash collateral account ("Cash Collateral Account"). Borrowers shall be permitted to use funds in the Cash Collateral Account to pay Borrowers' ordinary operating expenses.

                  5.2 Subject to the terms of this Agreement, Bank agrees to lend to Borrowers the amount of $50,000 ("Short Term Advance"). This Short Term Advance shall bear interest at the rate of the Prime Rate plus one percent (1%) and shall be due and payable on October 31, 1996. Borrowers shall execute a promissory note in a form satisfactory to Bank to evidence the Short Term Advance.

         6.       Allocation of Liability.

                  6.1 Notwithstanding anything herein to the contrary, the Obligations of each Borrower (other than Parent) to Provident under the Loan Agreement, the December Agreement, this Agreement and all documents executed in connection therewith and herewith shall be limited


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                                     - 6 -


to the Maximum Credit Liability (as defined below) for each Borrower as determined at the earlier of the date of commencement of a case under Title 11 of the United States Code (or any successor provision) in which such Borrower is a debtor or the date enforcement is sought under such agreements; provided, however, that each Borrower shall be jointly and severally liable for all advances, charges, costs and expenses, including reasonable attorneys' fees incurred or paid by Bank in exercising any right, power or remedy conferred by this Agreement or any enforcement thereof.

                  6.2 Each Borrower agrees that in the event of (i) the dissolution or insolvency of any Borrower, other than Technical Metals or Quality Toys, (ii) the inability of any Borrower, other than Technical Metals or Quality Toys, to pay its debts as they become due, (iii) an assignment by any Borrower for the benefit of its creditors other than Technical Metals or Quality Toys, or (iv) the institution of any bankruptcy or other proceeding by or against any Borrower alleging that such Borrower is insolvent or unable to pay its debts as they become due, the other Borrowers shall pay the Obligations promptly upon demand. Each Borrower agrees that upon the filing by or against any other Borrower of any proceeding under any present or future provision of the United States Bankruptcy Code, or any other similar federal or state statute, other Borrowers shall have no right to contribution, indemnification, or any recourse whatsoever against the bankrupt Borrower for any liability incurred by the other Borrowers under the terms of this Agreement or the Loan Agreement. Each Borrower agrees that this provision shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of principal, interest or any other amount with respect to the Obligations is rescinded or must otherwise be restored by Agent or the Banks upon the bankruptcy or reorganization of any Borrower, any other Person or otherwise.


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                                     - 7 -


                  Each Borrower further agrees that, to the extent that any Borrower makes a payment to Bank, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise required to be repaid to another Borrower, its estate, trustee, receiver or any other party, including without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

                  6.3 For purposes of this Agreement the following terms shall have the following definitions:

                             (a) "Maximum Credit Liability" for any Borrower, other than Parent, shall mean, as of any date of determination thereof, the sum of (i) with respect to each Loan, the proceeds of which are used to make or the issuance of which constitutes a Valuable Transfer to such Borrower, the amount of such Loan plus (ii) with respect to each Loan, the proceeds of which are not used to make or the issuance of which does not constitute a Valuable Transfer to such Borrower, the lesser of (A) the outstanding amount of such Loan as of such date or
         (B) the greater of (I) ninety-five percent (95%) of the Subsidiary Net Worth at the time of such Loan, or (II) ninety-five percent (95%) of the Subsidiary Net Worth of such Borrower at the earliest of (x) such date, (y) the date of the commencement of a case under Title 11 of the United States Code (or any successor provision) in which such Borrower is a debtor, or (z) the date enforcement hereunder is sought.


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                                     - 8 -


                             (b) "Subsidiary Net Worth" of any Borrower, other than Parent, shall mean, as of any date of determination thereof, the excess of (i) the amount of the "present fair saleable value" of the assets of such Borrower as of the date of such determination, over (ii) the amount of all "liabilities of such Borrower, contingent or otherwise," as of the date of such determination, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors.

                             (c) "Valuable Transfers" shall mean, in respect of any Borrower, (i) all loans, advances or capital contributions made to or for the benefit of such Borrower with the proceeds of Loans, (ii) all debt securities or other obligations of such Borrower acquired by such Borrower or retired by such Borrower with proceeds of, (iii) the fair market value of all property acquired with the proceeds of Loans, and transferred, absolutely and not as collateral, to such Borrower, and (iv) all equity securities of such Borrower acquired by such Borrower with proceeds of Loans.

         7. Grant of Security Interest. To secure the payment and performance of all of the Obligations, as herein defined, the Borrowers (other than Parent) hereby grant to Parent a continuing security interest in and assign to Parent all of Borrowers' respective Collateral (as that term is defined in the Loan Agreement). Parent hereby grants to Bank a continuing security interest in all of Parent's Collateral and assigns to Bank the Restated Notes and the security interests granted to Parent by the Borrowers hereunder. These continuing security interests are not in substitution for or novation of the grant of security interests granted in connection with the Loan Agreement and the December Agreement, which security interests are specifically ratified, confirmed and preserved.

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                                     - 9 -


         8. Representations and Warranties. Each Borrower hereby represents and warrants to the Bank that:

                  8.1 Organization and Authority. (a) Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation and has the corporate power and authority to conduct its business as now conducted and as proposed to be conducted while this Agreement is in effect; (b) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby and thereby are within the corporate authority of each Borrower and has been duly authorized by all proper and necessary corporate action; (c) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby and thereby will not violate or contravene any provisions of law or the articles of incorporation or bylaws of any Borrower, or result in a breach or default in respect of the terms of any other agreement to which the Borrower is a party or by which it is bound, which breach or default would result in the creation, imposition or enforcement of any lien against any of the Collateral, or would have a material adverse affect on the conduct of the Borrowers' business as it is now being conducted and proposed to be conducted while this Agreement is in effect, or would otherwise impair the value of the security interest granted to the Parent and assigned to the Bank hereunder; and (d) each Borrower is duly qualified as a foreign corporation and is in good standing and duly authorized to do business in every jurisdiction where the nature of its properties or the conduct of its business requires such qualification and authorization.

                  8.2 Binding Effect of Documents. This Agreement is the legal and binding obligation of each Borrower enforceable in accordance with its terms.

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                                     - 10 -


                  8.3 Government Consent. The execution and delivery of this Agreement and the performance of the transactions contemplated hereby and thereby do not require any approval or consent of any governmental agency or authority, or of any other party.

                  8.4 No Other  Liabilities.  Except  to the  extent  listed  on
Schedule 8.4 hereto or reflected in the Borrowers' financial statements for the year or other period ending September 30, 1995, which have been provided to Bank, no Borrower, as of the date of this Agreement, knows or has reasonable grounds to know of any basis for the assertion against it of any liabilities or obligations of any nature, direct or indirect, accrued, absolute or contingent, including, without limitation, liabilities for taxes then due or to become due whether incurred in respect of or measured by the income of such Borrower for any period prior to the date of this Agreement or arising out of transactions entered into, or any state of facts existing prior thereto.

                  8.5 Taxes. Each Borrower has filed all federal, state, local and other tax returns and reports required to be filed by it, except for those listed on Schedule 8.5 hereto, and such returns and reports are true and correct. Each Borrower has paid all taxes, assessments and other governmental charges lawfully levied or imposed on or against it or its properties, other than those presently payable without penalty or interest.

                  8.6 No Litigation. Except as listed on Schedule 8.6 hereto, there is no litigation or proceeding or governmental investigation pending or, to the knowledge of any Borrower, threatened against or relating to Borrowers, their properties or business which is not reflected in the financial statements described in Section 8.4 hereof.

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                                     - 11 -

                  8.7 Compliance with Laws. Borrowers are not, to their respective knowledge, in violation of or default under any statute, regulation, license, permit, order, writ, injunction or decree of any government, governmental department, commission, board, bureau, agency, instrumentality or court, which violation or default would have a material adverse effect on the business, properties or condition, financial or otherwise, of any Borrower.

                  8.8 Location of Collateral. Each Borrower maintains a place of business and owns collateral only at the address set forth in Schedule 8.9 attached hereto and maintains its books of account and records, including all records concerning Collateral, only at the foregoing addresses. The Parent maintains its chief executive office at Suite 201, 1718 East Seventh Street, Tampa, Florida 33605 and each Subsidiary maintains its Chief Executive Office at the locations set forth in Schedule 8.9 attached hereto.

                  8.9 Title to Collateral. With respect to the Collateral, at the time the Collateral becomes subject to the Bank's or Parent's security interest, the Borrower is and at all times will be the sole owner of and have good and marketable title to the Collateral, free from all liens, encumbrances and security interests in favor of any person other than the Bank or Parent except Permitted Liens (as defined in the Loan Agreement) and that certain security interest granted to National Steel Corp. by Technical Metals Company that is subject to a Subordination Agreement dated August 21, 1995 in favor of Bank (the "National Steel Lien"), and has full right and power to grant the Bank a security interest therein. All information furnished to Bank concerning the Collateral is and will be complete, accurate and correct in all material respects when furnished.


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                                     - 12 -

Without limiting the foregoing, Parent further represents and warrants to Bank that it holds title to all assets used in the operation of the QPI Multipress business.

                  8.10 Rights of Borrower to Accounts. As to each and every Account (a) it is a bona fide existing obligation, valid and enforceable against the respective Debtor for a sum certain for sales of goods shipped or delivered, or goods leased, or services rendered in the ordinary course of business; (b) all supporting documents, instruments, chattel paper and other evidence of indebtedness, if any, delivered to the Bank are complete and correct and valid and enforceable in accordance with their terms, and all signatures and endorsements that appear thereon are genuine, and all signatories and endorsers have full capacity to contract; (c) the Debtor is liable for and will make payment of the amount expressed in such Account according to its terms; (d) it will be subject to no discount, allowance or special terms of payment without the prior approval of the Bank; (e) it is subject to no dispute, defense or offset, real or claimed; (f) it is not subject to any prohibition or limitation upon assignment; (f) the Borrower has full right and power to grant the Bank a security interest therein and the security interest granted in such Account to the Bank in this Agreement, when perfected, will be a valid first security interest which will inure to the benefit of the Bank without further action. The warranties set out herein shall be deemed to have been made with respect to each and every Account now owned or hereafter acquired by each Borrower.

                  8.11 Rights of Borrower in Inventory. The Inventory (a) is and will be of good and merchantable quality, free from defects and (b) none of the inventory is or will be stored with a bailee without the prior written consent of Bank.

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                                     - 13 -

                  8.12 Accuracy of Representations. No representation or warranty by or with respect to Borrowers contained herein or in any certificate or other document furnished by Borrowers pursuant hereto or contained in the Loan Agreement or December Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made.

                  8.13 Patents and Trademarks. Attached hereto as Schedule 8.13 is a complete and accurate list of all trademarks, patents and patent applications owned, held or used by Borrowers.

                  8.14 Representations as Inducement to Bank. The foregoing representations and warranties are made by Borrowers with the knowledge and intention that the Bank will rely thereon, and shall survive the execution and delivery of this Agreement.

         9. Affirmative Covenants. Each Borrower covenants and agrees that until all of the Obligations have been paid in full, unless the Bank shall otherwise consent in writing:

                  9.1 Refinancing. Borrowers shall diligently pursue financing or other sources of capital that will allow Borrowers to repay all of Borrowers' Obligations to Bank in full. Borrowers shall on the last of each month provide a written report to the Bank disclosing all financial institutions to whom Borrowers submitted an application or applications for such refinancing other sources of capital during the previous month.

                  9.2 Continuing Obligations. Borrowers hereby ratify and confirm and shall continue to comply with all terms and provisions of the Loan Agreement, the December Agreement

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                                     - 14 -

and all documents executed in connection therewith except to the extent that those terms and provisions are directly amended or modified by this Agreement.

                  9.3 Ongoing Liquidations. Borrowers shall cooperate in the orderly liquidation of Consumer Products and Technical Metals and shall take such acts and execute and deliver such documents as may reasonably be requested by Bank to facilitate the liquidation of the assets of those entities.

                  9.4 Books and Records. Borrowers shall maintain complete and accurate books of account and records pertaining to the Collateral and the operations of the Borrower, and all such books of account and records shall be kept and maintained at the location specified in Section 8.9. The Borrowers shall not move such books of account and records or change its respective chief executive office without giving the Bank at least 30 days prior written notice. Prior to moving any of such books of account and records or changing the location of its respective chief executive office, the Borrowers shall execute and deliver to the Bank financing statements satisfactory to the Bank. All such books of account and records and all financial statements and reports furnished to the Bank shall be maintained and prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods.

                  9.5 Access to Information. Borrowers shall grant the Bank, or its representatives, full and complete access to the Collateral and to all books of account, records, correspondence and other papers relating to the Collateral during normal business hours and the right to inspect, examine, verify and make abstracts from the copies of such books of account, records,

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                                     - 15 -

correspondence and other papers, and to investigate such other records, activities and business of the Borrowers as they may deem necessary or appropriate at the time.

                  9.6 Evidence of Accounts. Borrowers shall, upon the creation of Accounts, or from time to time as the Bank may require, deliver to the Bank schedules of all outstanding Accounts. Such schedules shall be in form satisfactory to the Bank and shall show the age of such Accounts in intervals of not more than 30 days, and contain such other information and be accompanied by such supporting documents as the Bank may from time to time request. Each Borrower shall also deliver to the Bank copies of Debtor's invoices, evidences of shipment or delivery and such other schedules and information as the Bank may reasonably request. The items to be provided under this Section are to be prepared and delivered to the Bank from time to time solely for its convenience in maintaining records of the Collateral and the failure of any Borrower to give any of such items to the Bank shall not affect, terminate, modify or otherwise limit the Bank's security interest granted herein.

                  9.7 Financial Information. Borrowers shall deliver to the Bank such periodic financial information as Bank may require, including without limitation (a) not more than 20 days after the end of each month, financial statements for the immediately preceding month, including a balance sheet and profit and loss statement prepared in accordance with generally accepted accounting principles, and (b) not more than 90 days after the date of this Agreement, or within such further time as the Bank may permit, consolidated and consolidating financial statements for Borrowers for the fiscal year ended September 30, 1995, including a balance sheet and related profit and loss statement, prepared in accordance with generally accepted accounting principles by independent certified public accountants acceptable to the Bank.

                  9.8 Records of Advances. Borrowers shall maintain an accurate record of loan advances to and payments from each Borrower.

                  9.9 Other Information. Borrowers shall furnish to the Bank such other financial and business information and reports in form and substance satisfactory to the Bank as and when the Bank may from time to time request.

                  9.10 Maintenance of Existence and Licenses. While this Agreement remains in effect and until the Obligations have been paid in full, each Borrower shall (a) maintain its corporate existence in good standing; (b) make no change in the nature or character of its business or engage in any business in which it was not engaged on the date of this Agreement; (c) maintain and keep in full force and effect all licenses and permits necessary to the proper conduct of its business and (d) at the request of the Bank, qualify as a foreign corporation and obtain all requisite licenses and permits in each state (other than the state of its incorporation) where the Borrower does business.

                  9.11 Maintenance and Insurance of Properties. Borrowers shall maintain and keep all of their respective properties, real and personal, in good working order, condition and repair and insure and keep insured all such properties at all times against loss of damage by fire, theft, and such other risks and hazards as are customarily insured against by corporations in similar circumstances, or as the Bank may specify from time to time, with insurers and in amounts acceptable to the Bank. If Borrowers fail to do so, the Bank may obtain such insurance and charge the cost thereof to the Borrowers' account and add it to the Obligations. Borrowers agree that, if any loss should occur, the proceeds of all such insurance policies may be applied to the payment of all or any part of the Obligations, as the Bank may direct. Bank shall be named loss payee on such insurance policies to the extent that such policies insure the Collateral. All policies shall provide for at least 30 days prior written notice of cancellation to the Bank. Borrowers shall deliver at least annually to Bank, or sooner if requested by Bank, certificates of insurance evidencing Borrowers' compliance herewith. Bank or Bank's designated agent is hereby irrevocably constituted and appointed Borrowers'
attorney-in-fact to (either in the name of Borrowers or in the name of Bank) make adjustments of all insurance losses, sign all applications, releases and other papers necessary for the collection of any such loss, make settlements and endorse and collect all instruments payable to Borrowers or issued in connection therewith.

                  9.12 Liability Insurance. At all times, Borrowers shall maintain in full force and effect such liability insurance with respect to its activities and business interruption and other insurance as may be reasonably required by Bank, such insurance to be provided by insurer(s) acceptable to Bank, and if requested by Bank, such insurance shall name Bank as an additional insured. Borrowers shall deliver at least annually to Bank, or sooner if requested by Bank, certificates of insurance evidencing Borrowers' compliance herewith.

                  9.13 Notice of Certain Events. Borrowers shall give prompt notice in writing to the Bank of any Acceleration Event hereunder, or of any condition which, with the passage of time or the giving of notice or both, would give rise to an Acceleration Event, and of any development, financial or otherwise, which would materially adversely affect its business, properties or affairs or the ability of any Borrower to perform its obligations under this Agreement, the Loan Agreement or the December Agreement.

                  9.14 Payment of Taxes. Borrowers shall pay all taxes, assessments or governmental charges lawfully levied or imposed on or against its respective properties prior to the date when such taxes, assessments or charges shall become delinquent, unless the Borrower shall contest the validity thereof in good faith and shall post any bond or other security required by applicable law or by the Bank against the payment thereof.

                  9.15 Dealings in Inventory. With respect to the Inventory, Borrowers shall (a) sell or dispose of the Inventory only to buyers in the ordinary course of business, (b) immediately notify the Bank of any change in location of any of the Inventory and, prior to any such change, execute and deliver to the Bank such financing statements satisfactory to the Bank as the Bank may request and (c) report, in form satisfactory to the Bank and with such frequency as determined by the Bank, such information as the Bank may request regarding the Inventory.

                  9.16 Claims Against Borrower. Immediately upon learning thereof, Borrowers shall report to the Bank any reclamation, return or repossession of goods, any claim or dispute asserted by any debtor or other obligor in which the amount in dispute exceeds $10,000, and any other matters affecting the value and enforceability or collectibility of any of the Collateral. In addition, the Borrower shall, at its sole cost and expense (including attorneys' fees), settle any and all such claims and disputes and indemnify and protect the Bank against any liability, loss or expense arising therefrom or out of any such reclamation, return or repossession of goods, provided, however, if the Bank shall so elect, it shall have the right at all times to settle, compromise, adjust or litigate all claims or disputes directly with the Debtor or other obligor upon such terms and conditions as it deems advisable and charge all costs and expenses thereof (including attorneys' fees) to the Borrowers' account and add them to the Obligations.

                  9.17 Defense of Collateral. Borrowers shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein and pay all costs and expenses (including attorneys' fees) incurred in connection with such defense.

                  9.18 Financing Statements. At the request of the Bank, Borrowers shall execute and deliver such financing statements, documents and instruments, and perform all other acts as the Bank deems necessary or desirable, to carry out and perform the intent and purpose of this Agreement, and pay, upon demand, all expenses (including attorneys' fees) incurred by the Bank in connection therewith. A photocopy of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

                  9.19 Financial Covenants. That operating division of Parent doing business as QPI Multipress ("Division") shall maintain the following financial covenants:

                             (a) The ratio of Current Assets to Current Liabilities of not less than 3.3 to 1.0.

                             (b) A level of Net Working Capital not less than $900,000.00.

                             (c)    A Total Equity of not less than $875,000.00.

The following terms shall have the following meanings when used herein.

                  "Current Assets" and "Current Liabilities" shall mean, at any time, all assets or liabilities respectively, that should, in accordance with GAAP (Generally Accepted Accounting

Principles),   be   classified  as  current   assets  or  current   liabilities,
respectively, on the balance sheet of the Division.

                  "Liabilities" shall mean all indebtedness, obligations and other liabilities of the Division, whether matured or unmatured, liquidated or unliquidated, direct or contingent or joint or several, that should, in accordance with GAAP, be classified as liabilities on the balance sheet of the Division.

                  "Net Working Capital" shall mean, at any time, the amount by which Current Assets exceed Current Liabilities.

                  "Total Equity" shall be at any time, the amount reflected as Total Equity on the financial statement of the Division submitted to the Bank as required herein (prepared on a basis consistent with the attached financial statement for the Division dated as of September 30, 1995) and adjusted by subtracting the sum of (i) any surplus resulting from any write-up of assets,
(ii) goodwill, including any amounts, however designated on a consolidated balance sheet of the Division representing the excess of the purchase price paid for assets or stock acquired over the value assigned thereto on the books of the Division, (iii) patents, trademarks, trade names and copyrights, (iv) deferred expenses and (v) any other amount in respect of an intangible that should be classified as an asset on a balance sheet of the Division in accordance with GAAP.

                  9.20 Maintenance of Bank Accounts. Borrowers shall maintain all of its respective depository accounts with Bank, including without limitation, all demand deposit, lock box, time deposit, concentration and zero balance accounts, but excluding such other accounts at such other banks as Bank may permit in its sole discretion.

         10. Negative Covenants. Each Borrower covenants and agrees that until the Obligations have been paid in full, unless the Bank shall consent in advance in writing, it shall not and shall not permit any subsidiary to:

                  10.1 Sale of Assets or Merger. Discontinue its business or liquidate, sell, transfer, assign or otherwise dispose of a material part of its assets or of the Collateral, by sale, merger, consolidation or otherwise, provided, however, that it may sell in the ordinary course of business and for a full consideration in money or money's worth, any product, merchandise or service produced, marketed or furnished by it. In no event, however, shall any Borrower make any transfer of an interest in property or incur any obligation if the Borrower:

                             (a) made such transfer or incurred such obligation with actual intent to hinder, delay, or defraud any person or entity to which the Borrower was or became, on or after the date that such transfer was made or such obligation was incurred, indebted; or

                             (b) received less than a reasonably equivalent value in exchange for such transfer or obligation; and

                                       (i)        was insolvent on the date that
                  such transfer was made or such obligation was incurred, or became insolvent as a result of such transfer or obligation;

                                       (ii)       was  engaged  in business or a
                  transaction,  or  was   about  to  engage   in  business  or a
                  transaction, for which any property remaining with the Borrower was an unreasonably small capital; or

                                       (iii)      intended to incur, or believed
                  that the Borrower would incur, indebtedness that would be beyond the Borrowers' ability to pay such indebtedness as it matured.

                  10.2 Liens and Encumbrances. Sell, assign, pledge, grant or suffer to exist a security interest, lien, mortgage or other encumbrance on any of the Collateral to any person other than the Bank, or permit any lien, encumbrance or security interest to attach to any of the Collateral, except Permitted Liens and purchase money security interests not exceeding $100,000 in the aggregate.

                  10.3 Contingent Liabilities. Endorse, guarantee or become surety for the obligations of any person, firm or corporation, except that the Borrowers may endorse checks and negotiable instruments for collection or deposit in the ordinary course of business.

                  10.4 Loans. Make any loans to an Affiliate (as defined in the Loan Agreement) or any other Borrower.

                  10.5 Change in Management or Business. Change its management or make any material change in any of its business objectives, purposes and operations which might in any way adversely affect the repayment of the Loans.

                  10.6 Change in Ownership. Permit to occur a change in record or beneficial ownership of the voting stock of any Borrower which Bank, in its sole discretion, deems material with respect to the control of such Borrower.

                  10.7 Transaction with Affiliates. Enter into, or be a party to, any transaction with any of Borrowers' Affiliates, except in the ordinary course of business, pursuant to the reasonable requirements of Borrowers' business, and upon fair and reasonable terms which are fully disclosed to Bank and are no less favorable to such Borrower than such Borrower could obtain in a comparable arm's length transaction with a person not an Affiliate of such Borrower.

                  10.8 Indebtedness. Directly or indirectly create, incur, assume, guaranty or be or remain liable with respect to any indebtedness, except for (a) indebtedness incurred in the ordinary course of Borrowers' business, (b) the Obligations, (c) any existing indebtedness disclosed in the financial statements referenced in Section 8.4 hereof, and (d) any other indebtedness to which Bank has consented in writing.

         11.      Collection of Collateral and Notice of Assignment.

                  11.1 Collections on Collateral. All collections on the Collateral shall be directed to a lockbox at Bank and shall not be commingled with the Borrowers' other funds or be deposited in any bank account of the Borrowers (except for the Cash Collateral Account), or used in any manner except to pay the Obligations or for such other purposes as expressly permitted hereunder. All collections on the Collateral (other than the proceeds of the liquidation of Technical Metals and Q.P.I. Consumer, which shall be immediately applied to the balance of Borrowers' Obligations) shall be deposited in the Cash Collateral Account of the appropriate Borrower maintained at Bank for that purpose, over which the Bank alone shall have the sole power of withdrawal. In no event shall Bank be obligated to advance to Borrowers any amounts in excess of the collected balance in the Cash Collateral Account. Borrowers shall be entitled to use the funds in the Cash Collateral Account in Borrowers' ordinary course of business. The crediting of items deposited in the Cash Collateral
Account to the reduction of the Obligations shall be conditioned upon final payment of the item and if any item is not so paid, the amount of any credit given for it may be charged to the Obligations or to any other deposit account of such Borrower, whether or not the item is returned.

                  11.2 Notice of Assignment. The Bank shall have the right at any time to notify Debtors of its security interest in the Accounts and to require payments to be made directly to the Bank. Upon request of the Bank at any time, Borrowers will so notify the account debtors and will indicate on all billings to the account debtors that the Accounts are payable to the Bank. To facilitate direct collection, the Borrowers hereby appoint the Bank and any officer or employee of the Bank, as the Bank may from time to time designate, as attorney-in-fact for the Borrowers to (a) receive, open and dispose of all mail addressed to the Borrowers and take therefrom any payments on or proceeds of Accounts; (b) take over the Borrowers' post office boxes or make other arrangements, in which the Borrowers shall cooperate, to receive the Borrowers' mail, including notifying the post office authorities to change the address for delivery of mail addressed to the Borrowers to such address as the Bank shall designate; (c) endorse the name of the Borrowers in favor of the Bank upon any and all checks, drafts, money orders, notes, acceptances or other evidences or payment or Collateral that may come into the Bank's possession; (d) sign and endorse the name of the Borrowers on any invoice or bill of lading relating to any of the Accounts, on verifications of Accounts sent to any debtor, to drafts against debtors, to assignments of Accounts and to notices to Debtors; and (e) do all acts and things necessary to carry out this Agreement, including signing the name of the Borrowers on any instruments required by law in connection with the transactions contemplated hereby and on financing statements as permitted by the Uniform Commercial Code. The Borrowers hereby ratify and approve all acts of such attorneys-in-fact, and neither the Bank nor any other such attorney-in-fact shall be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as any of the Obligations remain unsatisfied.

                  11.3 Enforcement of Accounts. The Bank shall not, under any circumstances, be liable for any error or omission or delay of any kind occurring in the settlement, collection or payment of any Accounts or any instruments received in payment thereof or for any damage resulting therefrom. The Bank may, without notice to or consent from the Borrowers, sue upon or otherwise collect, extend the time of payment of, or compromise or settle for cash, credit or otherwise upon any terms, any of the Accounts or any securities, instruments or insurance applicable thereto and/or release the obligator thereon. The Bank is authorized to accept the return of the goods represented by any of the Accounts, without notice to or consent by the Borrowers, or without discharging or any way affecting the Obligations hereunder.

                  11.4 Returned or Rejected Goods. Upon receipt of any returned or rejected goods Borrowers shall immediately issue and deliver a credit memo to the Bank with respect thereto, or, at the Bank's election, Borrowers shall set aside such goods, mark them in the Bank's name and hold them in trust for the Bank at Borrowers' expense, and, upon request, shall pay the Bank the sales price thereof. If the Bank shall request Borrowers to pay the sales price of such goods and Borrowers fail to forthwith pay the sales price to the Bank, the Bank may take possession of such goods and sell or cause the goods to be sold, at public or private sale, at such prices, to such purchasers and upon such terms as the Bank deems advisable. Borrowers shall remain liable to the

Bank for any deficiency and shall pay the costs and expenses of such sale, including reasonable attorneys' fees.

                  11.5 Limitation of Bank's Liability. The Bank shall not be liable for or prejudiced by any loss, depreciation or other damage to Accounts or other Collateral unless caused by the Bank's willful and malicious act, and the Bank shall have no duty to take any action to preserve or collect any Account or other Collateral.

                  11.6 Verification of Accounts. The Bank may confirm and verify all Accounts in any reasonable manner at any time. Bank shall have no obligation to disclose or discuss with Borrowers the names or identities of any customers from whom the Bank obtains or requests information as to Accounts. Borrowers agree to cooperate with Bank in the confirmation and verification of any Accounts, or reconciling any discrepancy between those amounts verified by the Bank and information provided to the Bank by the Borrower.

         12. Service Charges. In addition to the principal and interest on the Loans and the reimbursement of expenses to Bank pursuant to this Agreement, Borrowers shall pay to the Bank a monthly service charge for the services provided by Bank in connection with this Agreement in the amount of $10,000, which service charge may be increased or decreased in the sole discretion of Bank upon 30 days prior written notice to Borrowers.

         13. One General Obligation: Cross Collateral. All loans and advances by Bank to Borrowers under this Agreement and under all other agreements constitute one loan, and all indebtedness and obligations of Borrowers to Bank under this and under all other agreements, present and future, constitute one general obligation secured by the Collateral and security held and to be held by Bank hereunder and by virtue of all other assignments and security agreements between Borrowers and Bank now and hereafter existing. It is expressly understood and agreed that all of the rights of Bank contained in this Agreement shall likewise apply insofar as applicable to any modification of or supplement to this Agreement and to any other agreements, present and future, between Bank and Borrowers.

         14. Acceleration. The following shall constitute Acceleration Events, it being agreed that time is of the essence hereof: (a) failure of the Borrowers to pay when due or within five (5) days of the date on which it is due any of the Obligations, including without limitation the interest payments required under Section 3 hereof; (b) failure of the Borrowers to observe or perform any covenant contained in this Agreement or in any other agreement between the Borrowers and the Bank including, without limitation, the Technical Metals Agreement; (c) any representation or warranty at any time made by the Borrowers to the Bank orally or in this Agreement or in any other agreement between the Borrowers and the Bank, or in any document or instrument delivered to the Bank pursuant to this Agreement or any such other agreement is, or becomes, untrue or misleading in any material respect; (d) Borrowers shall default under or breach, and not cure such default or breach within any applicable cure periods, any material obligation for the payment of borrowed money or for the payment of rent under any lease agreement covering real or personal property; (e) any acceleration of any material obligation of any Borrower for the payment of borrowed money or for the payment of rent under any lease agreement covering real or personal property; (f) failure of the Borrowers or any guarantor, after request by the Bank, to furnish within five (5) days of such request financial information or to permit the inspection of their books of account and records;
(g)
suspension by the Borrowers or of the operation of their present business, or the calling any meeting of all or any of their creditors or committing any act of bankruptcy, or the filing by or against any Borrower of any petition under any provision of the United States Bankruptcy Code, as amended, or the entry of any judgment or filing of any lien against any Borrower in an amount exceeding $30,000; (h) there shall occur any material adverse change in any Borrowers' condition or affairs (financial or otherwise) or in that of any endorser, guarantor of surety for any of the Obligations; and (i) any uninsured loss, theft, damage, destruction or encumbrance of any of the Collateral or any levy, seizure or attachment thereof.

         15. Bank's Rights and Remedies of Bank. Upon the occurrence of an Acceleration Event, Bank may declare all Obligations of the Borrowers to Bank immediately due and payable, without presentment, notice, protest or demand of any kind for the payment of all or any part of the Obligations, and exercise all of its rights and remedies against Borrowers and any Collateral provided herein, in any other agreement between Borrowers and Bank, at law or in equity and exercise all rights granted to a secured party under the Ohio Uniform Commercial Code or otherwise. Without limiting the foregoing, Bank may take possession of the Collateral, or any part thereof, and Borrowers hereby grant Bank authority to enter upon any premises on which the Collateral may be situated, and remove the Collateral from such premises or use such premises, together with the materials, supplies, books and records of Borrowers, to maintain possession and/or the condition of the Collateral and to prepare the Collateral for sale. Borrowers shall, upon demand by Bank, assemble the Collateral and make it available at a place designated by Bank which is reasonably convenient to Bank and Borrowers. Borrowers shall not attempt to delay, obstruct or frustrate the Bank's exercise of its rights and remedies, nor raise any defense in any legal proceeding commenced by Bank to avail itself of such remedies, if necessary. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Bank will give Borrowers reasonable notice of the time and place of any public sale thereof or of the time after which any private sales or other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of the Borrowers as set forth herein at least five (5) days prior to the time of such sale or disposition.

                  15.1 Application of Proceeds. The Bank shall have the right to apply the proceeds of any disposition of the Collateral to the payment of the Obligations in such order of application as the Bank may, in its sole discretion, elect. The Bank shall have no obligation to marshall any assets in favor of the Borrowers or any other party.

                  15.2 Remedies Cumulative. The rights, options and remedies of the Bank shall be cumulative and no failure or delay by the Bank in exercising any right, option or remedy shall be deemed a waiver thereof or of any other right, option or remedy, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. Bank shall not be deemed to have waived any of the Bank's rights hereunder or under any other agreement, instrument or paper signed by Borrowers unless such waiver be in writing and signed by the Bank. Nothing in this Agreement shall be deemed to restrict any of Bank's rights to seek, in a bankruptcy court or any other court of competent jurisdiction, any relief that Bank may deem appropriate in the event that a voluntary or involuntary bankruptcy petition is filed by or against Debtor.

         16. Release of All Claims. Borrowers hereby jointly and severally, for themselves, their respective heirs, executors, administrators, legal representatives, successors and assigns: (a) acknowledge that no Borrower has any Claims (as herein defined) against Bank; (b) for good and valuable consideration, receipt of which is hereby acknowledged, release and forever discharge Bank and its employees, officers, directors, agents, accountants, attorneys and parent companies, and all direct and indirect subsidiaries and affiliates of such parent companies and all employees, officers, directors, agents, accountants and attorneys of such parent companies, subsidiaries and affiliates, and the heirs, executors, administrators, successors and assigns of all of the foregoing, jointly and severally (collectively, the "Bank Parties"), of and from the following (collectively, the "Claims"): any and all actions, causes of action, suits, debts, accounts, obligations, defenses, offsets, counterclaims, damages, judgments, claims, demands and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, in law or in equity, including, without limitation, fraud, duress, mistake, usury, tortious interference, negligence, and other matters of any kind whatsoever, of Borrowers had, have, may have or may in the future have against any one or more of the Bank Parties arising out of, for or by reason of or resulting from or in any way relating to, in whole or in part, directly or indirectly, any past or present act, omission, matter, cause or thing whatsoever, including, without limitation, this Agreement, the Loan Agreement, the December Agreement, any Note, security document, other document, matter or thing relating thereto or to the Loans generally, any other past or present financing or banking transactions between Bank and the Borrowers; (c) agree not to commence, aid, cause, permit, join in, prosecute or participate in any suit or other proceeding in a position adverse to any of the Bank Parties, which suit or proceeding arises from or relates to, in whole or in part, any of the Claims; (d) acknowledge that nothing contained herein is to be construed as an admission that any Claims exist or as an admission of liability of any of the Bank Parties; and (e) agree that Bank hereby is forever discharged from any and all duties or obligations under or relating in any way to the Loan Agreement, the December Agreement, or related documents.

         17.      Miscellaneous

                  17.1 Governing Law; Jurisdiction and Venue. The provisions of this Agreement shall be governed by and interpreted in accordance with the laws of the State of Ohio. The Bank and Borrower hereby designate all courts of record sitting in Cincinnati, Ohio, both state and federal, as forums where any action, suit or proceeding in respect of or arising out of this Agreement or the transactions contemplated by this Agreement may be prosecuted as to all parties, their successors and assigns, and by the foregoing designation the Bank and Borrowers consent to the jurisdiction and venue of such courts.

                  17.2 MUTUAL WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE BANK TO EXTEND CREDIT TO BORROWERS AND FOR BORROWERS TO BORROW FROM BANK, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, EACH BORROWER HEREBY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO THIS AGREEMENT OR ARISING IN ANY WAY FROM THE OBLIGATIONS.

                  17.3 Other Waivers. The Borrowers waive notice of nonpayment, demand, notice of demand, presentment, protest and notice of protest with respect to the Obligations, or notice of acceptance hereof, notice of Loans made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

                  17.4 Collection Costs. All costs and expenses incurred by the Bank to obtain, enforce or preserve the security interests granted by this Agreement and to collect the Obligations, including, without limitation, stationery and postage, telephone and telegraph, secretarial and clerical expenses, all costs incurred and amounts paid directly or indirectly by the Bank in connection with the Bankruptcy Case, including all amounts paid or costs incurred in connection with the confirmation and execution of Consumer Product's plan of reorganization, the fees or salaries of any collection agents utilized, all costs to maintain and preserve the Collateral and all attorneys' fees and legal expenses incurred in obtaining or enforcing payment of any of the Obligations or foreclosing the Bank's security interest in any of the Collateral, whether through judicial proceedings or otherwise, or in enforcing or protecting its rights and interests under this Agreement or under any other instrument or document delivered pursuant hereto, or in protecting the rights of any holder or holders with respect thereto, or in defending or prosecuting any actions or proceedings arising out of or relating to the Bank's transactions with the Borrowers, shall be paid by the Borrowers to the Bank, upon demand, or, at the Bank's election, charged to the appropriate Borrowers' account and added to the Obligations, and the Bank may take judgment against the Borrowers for all such costs, expense and fees in addition to all other amounts due from the Borrowers hereunder.

                  17.5 Expenses. Borrowers shall reimburse the Bank for all out-of-pocket costs and expenses incurred by the Bank in connection with the preparation of this Agreement and the making of the Loans hereunder, including the reasonable fees and expenses of the Bank's counsel, and for all UCC search, filing, recording and other costs connected with the perfection of the Bank's security interest in the Collateral.

                  17.6 Notices. All notices, requests, directions, demands, waivers and other communications provided for herein shall be in writing and shall be deemed to have been given or made when delivered personally, by telecopy, or sent by registered or certified mail, postage prepaid and return receipt requested, addressed to Borrowers or the Bank, as the case may be, at their respective addresses set forth below. Notices of changes of address shall be given in the same manner.

         If to Bank:                   The Provident Bank
                                       Attention: Michael Giulioli
                                       Suite 200
                                       10 West Broad Street
                                       Columbus, OH 43215

         If to Borrowers:              Quality Products, Inc.
                                       Suite 201
                                       1718 East Seventh Avenue
                                       Tampa, FL  33605

                  17.7 Severability. Any provision of this Agreement which is prohibited and unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  17.8 Entire Agreement, Modification, Benefit. This Agreement, taken together with the Loan Agreement and the December Agreement, shall constitute the entire agreement of the parties with respect to the matters dealt with herein and no provision of this Agreement, including the provisions of this Section, may be modified, deleted or amended in any manner except by agreement in writing executed by the parties. All terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, provided, however, that Borrowers shall not assign or transfer their rights hereunder.

                  17.9 Construction. All references in this Agreement to the single number and neuter gender shall be deemed to mean and include the plural number and all genders, and vice versa, unless the context shall otherwise require.

                  17.10 Headings. The underlined headings contained herein are for convenience only and shall not affect the interpretation of this Agreement.

                  17.11 Counterparts. This Agreement may be executed in more than one counterpart, each of which shall be deemed an original.

                  17.12 Nonliability of Bank. The relationship between the Borrower and the Bank shall be solely that of borrower and lender. The Bank shall not have any fiduciary responsibilities to the Borrowers. The Bank undertakes no responsibility to the Borrowers to review or inform the Borrowers of any matter in connection with any phase of the Borrowers' business or operations.

                  17.13 Warrant of Attorney. The Borrowers authorize any attorney at law, including an attorney engaged by the Bank, to appear in any court of record in the State of Ohio or any other State or Territory of the United States, after the occurrence of an Event of Default hereunder and waive the issuance and service of process and confess judgment against the Borrowers or any one of them in favor of the Bank, for the amount of the Obligations then appearing due, together with costs of suit and, thereupon, to release all errors and waive all rights of appeal and stay of execution, but no such judgment or judgments against any one of the Borrowers shall be a bar to a subsequent judgment or judgments against any one or more than one of such persons against whom judgment has not been obtained hereon. The Borrowers hereby expressly waive any conflict of interest that the Bank's attorney may have in confessing such judgment against Borrowers and expressly consent to the confessing attorney receiving a legal fee from the holder for confessing such judgment against Borrowers. This warrant of attorney to confess judgment is a joint and several warrant of attorney. The foregoing warrant of attorney shall survive any judgment; and if any judgment be vacated for any reason, the Bank nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the Borrowers or any one or more of them.

         18. Effect on Loan Agreement and December Agreement. Except as specifically modified hereby as between the parties hereto, the terms of the Loan Agreement and the December Agreement shall remain in full force and effect. Nothing contained herein shall have any effect upon Consumer Products' rights or obligations under the Loan Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT

JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.


QUALITY PRODUCTS, INC.                QPI MULTIPRESS CORP.



BY:                                   BY:
    _________________________             ___________________________

Title:                                Title:
      _______________________                ________________________


QUALITY TOYS, INC.                    TECHNICAL METALS COMPANY


BY:                                   BY:
    _________________________             ___________________________

Title:                                Title:
       ______________________                ________________________


WITNESSES:                            AMERICAN LIBERTY MINING
                                        CORPORATION


________________________________
Secretary or Assistant Secretary      BY:
                                         ____________________________

                                      Title:
                                             ________________________


                                      THE PROVIDENT BANK


                                      BY:
                                          ___________________________

                                      Title:
                                             ________________________